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                                                                    EXHIBIT 6


                              ARTHUR ANDERSEN LLP



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-89990 for Hartford Life Insurance Company Separate Account VL II on Form S-6.

                                              /s/ Arthur Andersen LLP

Hartford, Connecticut
April 13, 1998